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PROSPECTUS SUPPLEMENT DATED JUNE 18, 2009

THE PURPOSE OF THIS MAILING IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT PROSPECTUS FOR CLASS A, B, C, R, Y AND INSTITUTIONAL CLASS SHARES, AS APPLICABLE, OF EACH OF THE FUNDS LISTED BELOW:

AIM Independence Now Fund    AIM Independence 2020 Fund   Fund AIM Independence 2040
AIM Independence 2010 Fund   AIM Independence 2030        Fund AIM Independence 2050 Fund

At a meeting held on June 17, 2009, the Board of Trustees of AIM Growth Series (the "Trust") approved for each of the series portfolios listed above (each, a "Fund," and collectively, the "Funds"), changing the underlying funds in which the Funds invest and changing the Funds' investment objectives, strategies and names. In addition, the Board of Trustees approved changing the Funds' sub-classification from diversified to non-diversified and eliminating a related non-fundamental investment restriction. Changing the Funds' status to non-diversified would provide Invesco Aim Advisors, Inc. with enhanced flexibility in managing the assets of the Funds. Specifically, the Funds' portfolio managers would be able to invest a greater percentage of the overall portfolio in issuers which individually represent more than 5% of a Fund's total assets. This change requires approval by Fund shareholders.

The Board of Trustees has called a meeting of each Fund's shareholders to be held on or about August 27, 2009, to vote on this proposal. Only shareholders of record as of July 16, 2009, will be entitled to vote at the meeting. The proposal, if approved by shareholders, is expected to become effective on or about August 31, 2009. For a copy of the proxy statement describing the proposed changes to the Funds, which will be available on or about August 1, 2009, please contact Invesco Aim Investments Services, Inc. at (800) 959-4246. Additional information about the proposed change to the Funds' sub-classification is included in the Funds' Statement of Additional Information, which is available by calling Invesco Aim Investment Services, Inc. at (800) 959-4246.





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STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT DATED JUNE 18, 2009

THE PURPOSE OF THIS MAILING IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR CLASS A, B, C, R, Y AND INSTITUTIONAL CLASS SHARES, AS APPLICABLE, OF EACH OF THE FUNDS LISTED BELOW:

AIM Independence Now Fund                AIM Independence 2030 Fund
AIM Independence 2010 Fund               AIM Independence 2040 Fund
AIM Independence 2020 Fund               AIM Independence 2050 Fund

At a meeting held on June 17, 2009, the Board of Trustees (the "Board") of AIM Growth Series (the "Trust") approved for each of the series portfolios listed above (each, a "Fund," and collectively, the "Funds") changing the sub-classification under the Investment Company Act of 1940 (the "1940 Act") of the Fund from a diversified fund to a non-diversified fund. This change requires Fund shareholder approval. The Board has called a meeting of each Fund's shareholders to be held on or about August 27, 2009 to vote on this proposal. Only shareholders of record as of July 16, 2009, are entitled to vote at the meeting. The change, if approved by shareholders, is expected to become effective on or about August 31, 2009.

The proposed change to the Funds' fundamental investment restrictions is discussed below. The proposed fundamental investment restrictions will provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the Securities and Exchange Commission ("SEC") without receiving prior shareholder approval. This flexibility is referred to in the proposed investment restrictions as being permitted by the "1940 Act Laws, Interpretations and Exemptions." If the proposed fundamental investment restriction is approved, the Board will adopt corresponding non-fundamental investment restrictions, as applicable and set forth below, that will function as internal operating guidelines for Invesco Aim Advisors, Inc. ("Invesco Aim"), the Funds' investment advisor, to follow in managing the Funds. If circumstances change, the Board may change or eliminate any non-fundamental investment restriction in the future without shareholder approval.

CHANGE IN THE SUB-CLASSIFICATION UNDER THE 1940 ACT FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND AND ELIMINATION OF A RELATED INVESTMENT RESTRICTIONS

Each Fund is currently sub-classified as a "diversified" fund for purposes of
Section 5(b)(1) of the 1940 Act. As a diversified fund, the Fund is limited as to the amount that it may invest in any single issuer. Specifically, with respect to 75% of the Fund's total assets, a Fund currently may not invest in a security if, as a result of such investment, more than 5% of the Fund's total assets (calculated at the time of purchase) would be invested in securities of the issuer of that security. In addition, with respect to 75% of a Fund's total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items.

The Funds currently have in place a corresponding fundamental investment limitation on diversification. This limitation (which may only be changed with shareholder approval) provides that the Funds "may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result,
(i) more than 5% of the Funds' total assets would be invested in the securities of that issuer, or (ii) the Funds would hold more than 10% of the outstanding voting securities of that issuer."

If shareholders approve the change in the sub-classification of the Funds under the 1940 Act from a "diversified" fund to a "non-diversified" fund and eliminate the investment limitation on diversification, the Funds will no longer be subject to the diversification limitation described above. the Funds will, however, continue to be subject to Federal tax diversification restrictions.